Prudential Real Assets Fund, a series of
Prudential Investment Portfolios 3

Supplement Dated July 1, 2011
to the
Prospectus Summary, Prospectus and Statement of Additional Information

This supplement amends the Prospectus Summary, Prospectus and Statement of Additional Information (the “SAI”) of Prudential Investment Portfolios 3 (the “Trust”), each dated March 8, 2011, relating to the Prudential Real Assets Fund (the “Fund”), and is in addition to any existing supplements to the Fund’s Prospectus Summary, Prospectus or SAI.

Change in Control of Prudential Bache Asset Management, Incorporated

Prudential Bache Asset Management, Incorporated ("PBAM") has served as subadviser to the Fund's commodities asset class and a portion of the assets of the Prudential Real Assets Subsidiary, Ltd. (the "Cayman Subsidiary"), the Fund's wholly-owned Cayman Islands subsidiary.

Effective July 1, 2011, Jefferies Group, Inc. ("Jefferies"), a publicly traded broker-dealer, acquired Prudential Financial Inc.'s Global Commodities Group, including PBAM (the "Acquisition").  Upon completion of the Acquisition, PBAM is controlled by Jefferies and operates under the name Bache Asset Management, Inc. ("Bache").  Completion of the Acquisition resulted in an assignment (within the meaning of the Investment Company Act of 1940), and therefore the automatic termination, of (i) the  prior subadvisory agreement (the "Prior Subadvisory Agreement") by and between Prudential Investments LLC ("PI" or the "Manager") and PBAM relating to the Fund; and (ii) the prior subadvisory agreement (the "Prior Cayman Subadvisory Agreement") by and between the Manager and PBAM relating to the Cayman Subsidiary.

The Board of Trustees of the Trust approved an interim subadvisory agreement (the “Interim Subadvisory Agreement”) by and between the Manager and Bache, relating to the Fund. The Board of Directors of the Cayman Subsidiary and the Board of Trustees of the Trust, on behalf of the Fund as the sole shareholder of the Cayman Subsidiary, approved an interim subadvisory agreement (the “Interim Cayman Subadvisory Agreement”) by and between the Manager and Bache relating to the Cayman Subsidiary.

The Interim Subadvisory Agreement and the Interim Cayman Subadvisory Agreement (together, the “Interim Agreements”) are substantially similar to the Prior Subadvisory Agreement and the Prior Cayman Subadvisory Agreement, except for the following:

(1) the subadviser (i.e., Bache instead of PBAM);

(2) the Interim Agreements have a duration of no more than 150 days from the date of the Acquisition (i.e., July 1, 2011) ;

(3) the Board of Directors/Trustees, as applicable, or a majority of the Fund's/Cayman Subsidiary’s outstanding voting securities, may terminate the applicable Interim Agreement at any time, without the payment of any penalty, on not more than ten (10) calendar days' written notice to Bache;

(4) compensation earned by Bache under each Interim Agreement will be held in an interest-bearing escrow account with the custodian for the Fund or the Cayman Subsidiary, as applicable;

(5) if a majority of the outstanding voting securities of the Fund approves a new subadvisory agreement for Bache by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Bache; and

(6) if a majority of the outstanding voting securities of the Fund do not approve a new subadvisory agreement for Bache, Bache will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Bache in performing the interim subadvisory agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Upon the completion of the Acquisition, all references to PBAM in the Summary Prospectus, Prospectus and the SAI shall be deleted and replaced with Bache.

LR388